Exhibit 99.2

Zep Inc. Second Quarter Fiscal 2014 Earnings Conference Call April 7, 2014 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer © 2014 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Specifically, the following statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995: Statements regarding our optimism about future results and our ability to de-lever our balance sheet at an accelerated rate; statements regarding our ability to exceed $9 million of target cost savings in fiscal 2014; statements regarding our expectations for the expansion of new relationships with OEM automotive customers; statements regarding our top-line results during fiscal 2014; statements regarding the impact of our restructuring and simplification activities on our free cash flow and outstanding indebtedness; statements regarding the expected magnitude of the reductions to our revenue from such activities and the timing of the reductions; statements regarding our fiscal 2014 gross margin, tax rate, cash usage and earnings per share; statements regarding our return to organic revenue growth in the fiscal third quarter and out continued organic growth in the fiscal fourth quarter; and statements regarding utilizing cash flow in our fiscal second half to make strategic investments, fund our dividend and reduce our debt balance. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management's present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; the cost or availability of raw materials; competition; our ability to realize anticipated benefits from strategic planning and restructuring initiatives and the timing of the benefits of such actions; market demand; our ability to maintain our customer relationships; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2013. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 2 © 2014 Zep Inc. - All rights reserved.

2nd Quarter Operational Highlights Gaining confidence in the futurewith significant and costly distractions abating Sales rebounded in March following severe winter weather in fiscal second quarter 3-year, $10 million California legal matter coming to a close 3-year, $20 million IT implementation complete Restructuring initiatives on-track to exceed $9 million Solid cash management 3 © 2014 Zep Inc. - All rights reserved. Sales Tailwind, Eliminated Distractions and Focused on Generating Cash!

2nd Quarter Financial Highlights Revenue of $157.8 million in spite of severe weather Favorable third fiscal quarter-to-date order rates suggests recovery of business conditions Adjusted EBITDA was $11.2 million Adjusted EBITDA margin was 7.1% Adjusted earnings per diluted share were $0.09, which excludes $0.12 per share of costs related to California legal matters and integration costs 4 © 2014 Zep Inc. - All rights reserved. Solid Top-Line Results In Spite of Severe Weather!

Zep Vehicle Care 5 © 2014 Zep Inc. - All rights reserved. Driving Sales Growth! Grew nicely during tough winter period Sales growth continues to accelerate into the Spring

Strategic End-Markets Food Processing Added 9 Food Safety Consultants Introduced customized sanitation technology platform Oil &Gas Grew revenue nearly 24% Added new Energy Reps Added over 180 new accounts in the quarter 6 © 2014 Zep Inc. - All rights reserved. Adding Sales Capacity in Strategic End-Markets!

Expanding Auto Dealer Opportunities 7 © 2014 Zep Inc. - All rights reserved. Expanding and Creating New OEM Relationships! Expanding bulk brake wash cleaner system rollout Approved to sell line of products at major U.S. auto dealers

International 8 © 2014 Zep Inc. - All rights reserved. Growth in Europe & Promising Early Results for China Start-Up! Europe sales grew 3.5% (in local currency) China start-up serving U.S. manufacturers operating in China New agreement to support U.S. embassy in China

New Product Introductions Zep® 45 Dual Force 50-State Compliant Exceeds California 2014 VOC Requirements Superior Penetration and Lubrication Large Pad Actuator w/Fan Mist Spray 9 © 2014 Zep Inc. - All rights reserved. Zep® Dual-Action Penetrant and Lubricant Superior Performance and 50-State Compliance

New Product Introductions 4 New Zep Professional® Lubricants & Penetrants 10 © 2014 Zep Inc. - All rights reserved. New Zep Professional® Lubricants & Penetrants for Distributors 6 New Zep Professional® Adhesives

New Product Introductions Quick Clean Disinfectant 11 © 2014 Zep Inc. - All rights reserved. New Shrink Sleeve Packaging on Zep Commercial® Products for Retailers PowerFoam Tub & Tile Cleaner All Around Oxy Degreaser

Retail Training 12 © 2014 Zep Inc. - All rights reserved. Trained Thousands of The Home Depot Associates at Over 70 Locations

New Retail Packaging 13 © 2014 Zep Inc. - All rights reserved. New Packaging Just in Time for Spring Season Enforcer® BugMax™ Brand Refresh Bold new packaging Easy to identify pictograms

Costly Distractions Coming to an End Settled substantially all California cases, which was a 3-year, $10 million distraction Completed 3-year, $20 million upgrade of our IT systems Consumed significant time Stable and becoming proficient Refocusing associates on growth initiatives Restructuring activities on-track to exceed $9 million of annualized savings in Fiscal 2014 14 © 2014 Zep Inc. - All rights reserved. Teams Focused on Sales!

Confident in the Future! Sales rebounding Distractions ending Restructuring savings exceeding expectations Sales pipeline gaining traction 15 © 2014 Zep Inc. - All rights reserved. Generate Cash and De-Lever Balance Sheet!

Detailed Financial Performance © 2014 Zep Inc. - All rights reserved.

17 2nd Quarter ‘14 Revenue Drivers © 2014 Zep Inc. - All rights reserved. Revenues of $157.8 million in Spite of Severe Weather ( ) ( ) ( )

18 2nd Quarter ‘14 Gross Profit Margin © 2014 Zep Inc. - All rights reserved. Year-over-Year (50) bps Quarter-to-Quarter (120) bps Implementing Price Increases ( ) ( )

California Legal Matter 19 © 2014 Zep Inc. - All rights reserved. Incurred $3.8 million of legal and settlement costs in the second fiscal quarter $2.8 million related to legal fees and settlement amounts included in Selling, Distribution & Administration expense $1.0 million included in interest expense Plaintiff's legal expenses to be resolved Original case: $1.2 million award subject to appeal Second case: Unresolved – demand not yet filed California Legal Matter in the Past!

20 S, D & A Expense © 2014 Zep Inc. - All rights reserved. Restructuring Savings Driving $2.1 Million Reduction! Three Months Ended February 28, 2013 2014 Reported S,D & A expense $69.2 $70.9 California legal matter ($0.2) ($2.8) Contingent consideration adjustment $1.3 - Adjusted S, D & A expense $70.2 $68.1 ($ millions) $2.1 million reduction

21 2nd Quarter ‘14 EBITDA & Adjusted EBITDA © 2014 Zep Inc. - All rights reserved. ( ) ( ) ( ) ( ) ( )

22 2nd Quarter ‘14 EPS & Adjusted EPS © 2014 Zep Inc. - All rights reserved. ( ) ( ) ( ) ( ) ( )

23 © 2014 Zep Inc. - All rights reserved. Adjusted Cash EPS = Adjusted EPS + Amortization Expense Per Share Adjusted Cash EPS

Fixed Charge Coverage Ratio* Debt to EBITDA* Net Debt Position ($mm) Covenants Debt Position 24 © 2014 Zep Inc. - All rights reserved. Q2 typically utilizes cash Q2 net debt only increased $8.7 million due to strong cash management * As defined by Zep Inc.’s Credit Facility

Near-Term Expectations Optimize our earnings and cash flow Increasing estimated revenue range Prior New Q3 2014 -3% to Flat Return to Growth Q4 2014 Return to Growth Continued Growth Gross profit margins of 46-48% for fiscal 2014 S, D & A expense: Variable portion ranges 16-18% of sales Fiscal 2013 included $1.4 million favorable adjustment that will not repeat Reinvesting a portion of the $9 million restructuring savings to support growth plans 25 © 2014 Zep Inc. - All rights reserved.

Questions and Answers © 2014 Zep Inc. - All rights reserved.